Exhibit 4.2

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THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS, DATED     Certificate for
MAY   , 1998 (THE "PROSPECTUS"), AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE
PROSPECTUS ARE AVAILABLE UPON REQUEST FROM AMERICAN STOCK TRANSFER & TRUST COMPANY                    *************
AS SUBSCRIPTION AGENT.

                                                                                                      RIGHTS

                       RECKSON SERVICE INDUSTRIES, INC.

             Incorporated under the laws of the State of Delaware

                           SUBSCRIPTION CERTIFICATE

 Evidencing Non-Transferable Rights to Purchase Shares of Common Stock                       ******************

                                                                                             ******************
            Subscription price: $1.03 per Share                                              ******************
                                                                               ******************
   VOID IF NOT EXERCISED ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS)     ******************


REGISTERED OWNER:            ATC BOOK-ENTRY FAST ACCOUNT
                               ******DO NOT MAIL*****


                                                                            ****
THIS  CERTIFIES  THAT the  registered  owner                   Completing  Section 1 of the  reverse  side  hereof. Special
whose  name is  inscribed  hereon is the owner                 delivery instructions may be specified by completing  Section 2 on
of the  number of Rights set forth  above, each                the reverse side  hereof.  THE RIGHTS  EVIDENCED BY THIS
of which  entitles the owner to  subscribe  for                SUBSCRIPTION  CERTIFICATE ARE NOT  TRANSFERABLE  AND MAY NOT BE
and purchase one share or, at such owner's election,           EXERCISED UNLES THE REVERSE SIDE HEREOF  IS  COMPLETED AND SIGNED
four  additional  shares,  of common stock, $.01 par           WITH A SIGNATURE GUARANTEE, IF APPLICABLE.  ANY SIGNATURE GUARANTEE
value per  share,  of  Reckson  Service  Industries,           MUST BE IN  ACCORDANCE  WITH THE MEDALLION SIGNATURE GUARANTEE
Inc.,  a Delaware  corporation,  on the terms and              PROGRAM
subject to the  conditions set forth in  the
Prospectus  and  instructions  relating  hereto
on the revenue side hereof.  The  non-transferable
Rights represented by this Subscription Certificate
may be exercised by duly

Dated:    May __, 1998


                 _____________________________________                              _____________________________
                 President and Chief Executive Officer                                        Secretary

                                                                            COUNTERSIGNED AND REGISTERED:

                                                                               AMERICAN STOCK TRANSFER & TRUST COMPANY,
                                                                               TRANSFER AGENT AND REGISTRAR

                                                                            By:

                                                                                              Authorized Signature



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                     SECTION 1 --EXERCISE AND SUBSCRIPTION

The undersigned irrevocably exercises Rights to subscribe for Common Stock of Reckson Service Industries, Inc. ("RSI"), as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a)  Number of whole share(s) of RSI Common
     Stock subscribed for:                     /  / One Share per Right _____

                                               /  / Five Shares per Right ____

(b) Total Exercise Price (total number of whole share(s) of RSI Common
Stock subscribed for multiplied by the Exercise Price
of $1.03 per share):                                            $_____________

METHOD OF PAYMENT (CHECK ONE)

/ / Uncertified personal check. Please note that funds paid by uncertified personal check may take at least five business days to clear. Accordingly, Rights holders who wish to pay the exercise price by means of an uncertified personal check are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment is received and clears by such time, and are urged to consider payment by means of certified or bank check, money order or wire transfer of immediately available funds.

/  /      Certified check or bank check drawn on a U.S. Bank, or money order, payable to American Stock Transfer & Trust Company, as Subscription Agent.

/  /      Wire transfer directed to the account maintained by American Stock
          Transfer & Trust Company at The Chase Manhattan Bank, Account No. 323059945; ABA No. 021000021.

If the amount enclosed or transmitted is not sufficient to pay the Exercise Price for all share(s) of RSI Common Stock that ar e stated to be subscribed for, or if the number of share(s) of RSI Common Stock being subscribed for is not specified, the number of share(s) of RSI Common Stock being subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceed the Exercise Price for all share(s) of RSI Common Stock that the undersigned has the right to subscribe for (such excess amount, the "Subscription Excess"), the Subscription Agent shall return the Subscription Excess to the subscriber without interest or deduction.

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                   SECTION 2--SPECIAL DELIVERY INSTRUCTIONS


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Name and address for mailing of any securities or Subscription Excess, if other than as shown on the reverse hereof.


Name: __________________________________________________

Address: _______________________________________________

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 IMPORTANT -- ALL RIGHTS HOLDERS EXERCISING RIGHTS SIGN HERE AND COMPLETE
 SUBSTITUTE FORM W-9



_______________________________        __________________________________

________________________________
   (Signature of Holder(s))

(Must be signed by the Rights holder(s) exactly as named(s) appear on the reverse side of this Subscription Certificate. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions accompanying this Subscription Certificate).

                                    Tax Identification or
Name: ____________________________  Social Security Number:__________________
        (Please Print)                                    (Complete Substitute
                                                           Form W-9)

Capacity:________________________   Home Telephone Number: (_____)____________

Address: ________________________   Business Telephone Number: (____)__________